Subsequent Events	12 Months Ended
Dec. 31, 2019
Subsequent Events
Subsequent Events

NOTE W. SUBSEQUENT EVENTS

On January 28, 2020, the company announced that the Board of Directors approved a quarterly dividend of $1.62 per common share. The dividend is payable March 10, 2020 to shareholders of record on February 10, 2020.

On January 30, 2020, the company announced that Arvind Krishna has been elected Chief Executive Officer and a member of the IBM Board of Directors, effective April 6, 2020. Mr. Krishna is presently IBM Senior Vice President for Cloud & Cognitive Software. Jim Whitehurst, IBM Senior Vice President and CEO of Red Hat, will become IBM President, also effective April 6, 2020. Virginia M. Rometty will continue as IBM Executive Chairman through year-end 2020.

On February 3, 2020, the company announced that it elected to redeem on March 6, 2020 $2.9 billion of outstanding fixed-rate debt due in 2021. The notes are expected to be redeemed at a price equal to 100 percent of the $2.9 billion aggregate principal plus a make-whole premium and accrued interest. The company expects to incur a loss of approximately $41 million upon redemption which will be recorded in other (income) and expense in the Consolidated Income Statement.

On February 11, 2020, the company issued $4.1 billion of Euro fixed-rate notes in multiple tranches with maturities ranging from 8 to 20 years and coupons ranging from 0.3 to 1.2 percent.